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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: SEPTEMBER 28, 2001
             (DATE OF EARLIEST EVENT REPORTED: SEPTEMBER 28, 2001)


                        COMMISSION FILE NUMBER: 333-45124

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                             EAST COAST POWER L.L.C.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                DELAWARE                                        52-2143667
      (State or Other Jurisdiction                           (I.R.S. Employer
    of Incorporation or Organization)                       Identification No.)

            EL PASO BUILDING
          1001 LOUISIANA STREET                                    77002
             HOUSTON, TEXAS                                     (Zip Code)
(Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (713) 420-2600



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         a. Effective September 28, 2001, we retained PricewaterhouseCoopers LLP as our new certifying accountants. Arthur Andersen LLP, our former independent public accountants, was released as our certifying accountants effective September 28, 2001. The decision to change accountants was approved by our Management Committee.

         Arthur Andersen LLP's report on our financial statements during the two most recent years ending December 31, 2000, contained no adverse or disclaimer of opinion, and was not qualified as to uncertainty or audit scope. Also, during the last two fiscal years ending December 31, 2000, and through September 28, 2001, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make a reference to the subject matter of the disagreements in connection with their audit reports.

         There were no "reportable events" as described in item 304(a)(1)(v) of Regulation S-K within the last two fiscal years ending December 31, 2000, and through September 28, 2001.

         We requested that Arthur Andersen LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements set forth above. A copy of such letter, dated September 28, 2001, is filed as Exhibit 16.1 to this current Report on Form 8-K.

         b. Effective September 28, 2001, we engaged PricewaterhouseCoopers LLP as our principal accountants. During the last two fiscal years ending December 31, 2000, and through September 28, 2001, we did not consult PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         c. Exhibits:

            16.1 Letter from Arthur Andersen LLP regarding change in certifying accountant.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         EAST COAST POWER, L.L.C.




Date:  September 28, 2001                         /s/ JOHN L. HARRISON
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                                                    John L. Harrison
                                                 Vice President, Senior
                                                    Managing Director
                                                (Chief Financial Officer)


Date:  September 28, 2001                        /s/ CECILIA T. HEILMANN
                                         ---------------------------------------
                                                   Cecilia T. Heilmann
                                                Vice President, Managing
                                                 Director and Controller
                                             (Principal Accounting Officer)






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                                  EXHIBIT INDEX

Exhibit
Number                            Description
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 16.1           Letter from Arthur Andersen LLP regarding change
                in certifying accountant.




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